Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES BY SEGMENT

($ in millions)

Net Sales	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$3,457	$3,851	$7,308	$3,926	$11,234	$4,388	$15,622	$4,188							21%	21%
US Pharmaceuticals	1,932	2,235	4,167	2,295	6,462	2,496	8,958	2,451							27%	27%
Primary Care	1,090	1,344	2,434	1,363	3,797	1,460	5,257	1,407							29%	29%
Oncology/Virology	504	511	1,015	539	1,554	602	2,156	619							23%	23%
Neuroscience	298	327	625	336	961	368	1,329	352							18%	18%
Immunoscience	40	53	93	57	150	66	216	73							83%	83%
Europe and Middle East Medicines	916	939	1,855	944	2,799	1,086	3,885	1,077							18%	18%
Latin America/Canada	297	311	608	331	939	396	1,335	316							6%	6%
Asia/Pacific Medicines	289	333	622	319	941	377	1,318	323							12%	12%
Nutritionals	606	620	1,226	675	1,901	670	2,571	703							16%	16%
ConvaTec	254	286	540	292	832	323	1,155	290							14%	14%
Continuing Operations	4,317	4,757	9,074	4,893	13,967	5,381	19,348	5,181							20%	20%
Discontinued Operations	159	171	330	157	487	142	629	18							-89%	-89%
Total Company	$4,476	$4,928	$9,404	$5,050	$14,454	$5,523	$19,977	$5,199							16%	16%

	2007							2008							Basis Point Change
% of Total Sales	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	77.2%	78.1%	77.7%	77.7%	77.7%	79.4%	78.2%	80.6%							340	340
US Pharmaceuticals	43.2%	45.4%	44.3%	45.4%	44.7%	45.2%	44.8%	47.2%							400	400
Primary Care	24.4%	27.3%	25.9%	26.9%	26.3%	26.4%	26.3%	27.1%							270	270
Oncology/Virology	11.3%	10.4%	10.8%	10.7%	10.8%	10.9%	10.8%	11.9%							60	60
Neuroscience	6.7%	6.6%	6.6%	6.7%	6.6%	6.7%	6.7%	6.8%							10	10
Immunoscience	0.8%	1.1%	1.0%	1.1%	1.0%	1.2%	1.0%	1.4%							60	60
Europe and Middle East Medicines	20.5%	19.1%	19.7%	18.7%	19.4%	19.7%	19.4%	20.7%							20	20
Latin America/Canada	6.6%	6.3%	6.5%	6.6%	6.5%	7.2%	6.7%	6.1%							(50)	(50)
Asia/Pacific Medicines	6.5%	6.8%	6.6%	6.3%	6.5%	6.8%	6.6%	6.2%							(30)	(30)
Nutritionals	13.5%	12.6%	13.0%	13.4%	13.2%	12.2%	12.9%	13.5%							—	—
ConvaTec	5.7%	5.8%	5.8%	5.8%	5.7%	5.8%	5.8%	5.6%							(10)	(10)
Continuing Operations	96.4%	96.5%	96.5%	96.9%	96.6%	97.4%	96.9%	99.7%							330	330
Discontinued Operations	3.6%	3.5%	3.5%	3.1%	3.4%	2.6%	3.1%	0.3%							(330)	(330)
Total Company	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES FOR CONTINUING OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2008

($ in millions)

YEAR-TO-DATE

	Pharmaceuticals	Nutritionals	ConvaTec	Continuing Operations

Price Increases	4%	8%	—	4%
Foreign Exchange	5%	5%	7%	5%
Volume	12%	3%	7%	11%

Total Change	21%	16%	14%	20%

Total 2008 Period to Date Sales	$4,188	$703	$290	$5,181
Total 2007 Period to Date Sales	$3,457	$606	$254	$4,317

BRISTOL-MYERS SQUIBB COMPANY

CONSOLIDATED STATEMENT OF EARNINGS

($ in millions, except per share amounts)

	2007								2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$4,317	$4,757	$9,074	$4,893	$13,967	$5,381		$19,348	$5,181							20%	20%
Cost of products sold	1,340	1,492	2,832	1,569	4,401	1,817		6,218	1,657							24%	24%
Marketing, selling and administrative	1,133	1,187	2,320	1,192	3,512	1,343		4,855	1,223							8%	8%
Advertising and product promotion	268	365	633	349	982	483		1,465	330							23%	23%
Research and development	791	767	1,558	816	2,374	908		3,282	795							1%	1%
Acquired in-process research and development	—	—	—	—	—	230		230	—							—	—
Provision for restructuring, net	37	7	44	—	44	139		183	11							-70%	-70%
Litigation expense, net	—	14	14	—	14	—		14	—							—	—
Gain on sale of product assets	—	(26)	(26)	(247)	(273)	—		(273)	—							—	—
Equity in net income of affiliates	(126)	(128)	(254)	(139)	(393)	(131)		(524)	(164)							-30%	-30%
Other expense, net	22	—	22	11	33	331		364	39							77%	77%

Total expenses	3,465	3,678	7,143	3,551	10,694	5,120		15,814	3,891							12%	12%

Earnings Before Minority Interest and Income Taxes	$852	$1,079	$1,931	$1,342	$3,273	$261		$3,534	$1,290							51%	51%
Provision for income taxes	68	235	303	323	626	177		803	359							*	*
Minority interest, net of taxes	141	194	335	211	546	217		763	230							63%	63%

Net Earnings/(Loss) - Continuing Operations	$643	$650	$1,293	$808	$2,101	$(133)		$1,968	$701							9%	9%

Discontinued Operations	47	56	103	50	153	44		197	(40)
Net Earnings/(Loss)	$690	$706	$1,396	$858	$2,254	$(89)		$2,165	$661							-4%	-4%

Net Earnings/(Loss) - Continuing Operations	$643	$650	$1,293	$808	$2,101	$(133)		$1,968	$701							9%	9%
Interest expense on conversion of convertible debt bonds, net of tax	9	9	18	10	28	—	(a)	— (b)	8

Net Earnings/(Loss) used for diluted earnings per common share calculation - Continuing Operations	$652	$659	$1,311	$818	$2,129	$(133	)(a)	$1,968 (b)	$709

Diluted Earnings/(Loss) per Common Share** - Continuing Operations	$0.33	$0.33	$0.66	$0.41	$1.06	$(0.07	)(a)	$0.99 (b)	$0.35							6%	6%
Diluted Earnings per Common Share** - Discontinued Operations	0.02	0.03	0.05	0.02	0.08	0.02		0.10	(0.02)							-200%	-200%

Diluted Earnings/(Loss) per Common Share**	$0.35	$0.36	$0.71	$0.43	$1.14	$(0.05	)(a)	$1.09 (b)	$0.33							-6%	-6%

Average Common Shares Outstanding - Diluted	1,997	2,006	2,002	2,012	2,005	1,975	(a)	1,980 (b)	2,008							1%	1%
Dividends declared per common share	$0.28	$0.28	$0.56	$0.28	$0.84	$0.31		$1.15	$0.31							11%	11%

	2007								2008							Basis Point Change
% of Net Sales	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	69.0%	68.6%	68.8%	67.9%	68.5%	66.2%		67.9%	68.0%							(100)	(100)
Cost of products sold	31.0%	31.4%	31.2%	32.1%	31.5%	33.8%		32.1%	32.0%							100	100
Marketing, selling and administrative	26.2%	25.0%	25.6%	24.4%	25.1%	25.0%		25.1%	23.6%							(260)	(260)
Advertising and product promotion	6.2%	7.7%	7.0%	7.1%	7.0%	9.0%		7.6%	6.4%							20	20
Research and development	18.3%	16.1%	17.2%	16.7%	17.0%	16.9%		17.0%	15.3%							(300)	(300)
Acquired in-process research and development	—	—	—	—	—	4.3%		1.2%	—							—	—
Total expenses	80.3%	77.3%	78.7%	72.6%	76.6%	95.1%		81.7%	75.1%							(520)	(520)

Earnings Before Minority Interest and Income Taxes	19.7%	22.7%	21.3%	27.4%	23.4%	4.9%		18.3%	24.9%							520	520
Net Earnings/(Loss) - Continuing Operations	14.9%	13.7%	14.2%	16.5%	15.0%	-2.5%		10.2%	13.5%							(140)	(140)
Other Ratios
Effective Tax Rate	8.0%	21.8%	15.7%	24.1%	19.1%	67.8%		22.7%	27.8%							1,980	1,980

	2007								2008							% Change
Other (Income)/ Expense, net	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr		Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$109	$107	$216	$109	$325	$97		$422	$73							-33%	-33%
Interest income	(53)	(62)	(115)	(69)	(184)	(57)		(241)	(43)							19%	19%
Foreign exchange transaction (gains)/losses	8	(5)	3	24	27	1		28	26							*	*
Other, net	(42)	(40)	(82)	(53)	(135)	290		155	(17)							60%	60%

	$22	$—	$22	$11	$33	$331		$364	$39							77%	77%

*	in excess of +/- 200%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
(a)	as a result of the Q4 2007 net loss, Diluted Average Common Shares Outstanding and Loss per Common Share are equal to Basic Average Common Shares Outstanding and Loss per Common Share.
(b)	assumed interest amount and the assumed conversion of convertible debt are not used for Diluted Earnings per Common Share calculation as the impact of convertible debt is anti-dilutive.

BRISTOL-MYERS SQUIBB COMPANY

SEGMENT GROSS MARGIN AND PRETAX EARNINGS FROM CONTINUING OPERATIONS

($ in millions)

	2007							2008							% Change
Gross Profit	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$2,418	$2,678	$5,096	$2,715	$7,811	$2,956	$10,767	$2,886							19%	19%
Pharmaceuticals Excluding Specified Items	2,434	2,691	5,125	2,732	7,857	3,089	10,946	2,982							23%	23%
Nutritionals **	391	392	783	427	1,210	415	1,625	452							16%	16%
ConvaTec **	179	203	382	201	583	223	806	203							13%	13%

	2007							2008							Basis Point Change
Gross Margin %	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	69.9%	69.5%	69.7%	69.2%	69.5%	67.4%	68.9%	68.9%							(100)	(100)
Pharmaceuticals Excluding Specified Items	70.4%	69.9%	70.1%	69.6%	69.9%	70.4%	70.1%	71.2%							80	80
Nutritionals **	64.5%	63.2%	63.9%	63.3%	63.7%	61.9%	63.2%	64.3%							(20)	(20)
ConvaTec **	70.5%	71.0%	70.7%	68.8%	70.1%	69.0%	69.8%	70.0%							(50)	(50)

	2007							2008							% Change
Earnings Before Minority Interest and Income Taxes	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	$825	$1,005	$1,830	$977	$2,807	$664	$3,471	$1,229							49%	49%
Pharmaceuticals Excluding Specified Items	921	1,035	1,956	1,054	3,010	1,040	4,050	1,347							46%	46%
Nutritionals **	173	167	340	196	536	172	708	231							34%	34%
ConvaTec **	79	94	173	86	259	89	348	83							5%	5%
	2007							2008							Basis Point Change
Net Margin %	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Pharmaceuticals	23.9%	26.1%	25.0%	24.9%	25.0%	15.1%	22.2%	29.3%							540	540
Pharmaceuticals Excluding Specified Items	26.6%	26.9%	26.8%	26.8%	26.8%	23.7%	25.9%	32.2%							560	560
Nutritionals **	28.5%	26.9%	27.7%	29.0%	28.2%	25.7%	27.5%	32.9%							440	440
ConvaTec **	31.1%	32.9%	32.0%	29.5%	31.1%	27.6%	30.1%	28.6%							(250)	(250)

	2007							2008							% Change
Pharmaceuticals	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Profit	$2,418	$2,678	$5,096	$2,715	$7,811	$2,956	$10,767	$2,886							19%	19%
Specified Items:
Productivity Transformation Initiative	—	—	—	—	—	102	102	96							—	—
Downsizing and streamlining of worldwide operations	16	13	29	17	46	31	77	—							-100%	-100%

Subtotal	16	13	29	17	46	133	179	96							*	*

Gross Profit Excluding Specified Items	$2,434	$2,691	$5,125	$2,732	$7,857	$3,089	$10,946	$2,982							23%	23%

	2007							2008							% Change
Pharmaceuticals	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Earnings Before Minority Interest and Income Taxes	$825	$1,005	$1,830	$977	$2,807	$664	$3,471	$1,229							49%	49%
Specified Items:
Productivity Transformation Initiative	—	—	—	—	—	110	110	98							—	—
Upfront and milestone payments and acquired in-process research and development	80	17	97	60	157	235	392	20							-75%	-75%
Downsizing and streamlining of worldwide operations	16	13	29	17	46	31	77	—							-100%	-100%

Subtotal	96	30	126	77	203	376	579	118							23%	23%

Earnings Before Minority Interest and Income Taxes Excluding Specified Items	$921	$1,035	$1,956	$1,054	$3,010	$1,040	$4,050	$1,347							46%	46%

*	In Excess of +/- 200%
**	There are no specified items relating to ConvaTec and Nutritionals in 2007 and 2008.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$4,317	$4,757	$9,074	$4,893	$13,967	$5,381	$19,348	$5,181							20%	20%

PHARMACEUTICALS	3,457	3,851	7,308	3,926	11,234	4,388	15,622	4,188							21%	21%

Cardiovascular	1,475	1,763	3,238	1,793	5,031	1,938	6,969	1,824							24%	24%
Plavix	938	1,189	2,127	1,254	3,381	1,374	4,755	1,308							39%	39%
Avapro/ Avalide	270	297	567	309	876	328	1,204	305							13%	13%
Pravachol	135	132	267	86	353	90	443	73							-46%	-46%

Virology	590	608	1,198	647	1,845	752	2,597	734							24%	24%
Reyataz	263	254	517	273	790	334	1,124	297							13%	13%
Sustiva Franchise (a)	226	233	459	237	696	260	956	273							21%	21%
Baraclude	45	59	104	72	176	99	275	108							140%	140%

Oncology	355	360	715	402	1,117	445	1,562	436							23%	23%
Erbitux	160	162	322	185	507	185	692	187							17%	17%
Taxol	111	95	206	102	308	114	422	94							-15%	-15%
Sprycel	21	35	56	46	102	56	158	66							*	*
Ixempra	—	—	—	—	—	15	15	25							—	—

Affective (Psychiatric) Disorders	408	458	866	467	1,333	511	1,844	498							22%	22%
Abilify (b)	366	412	778	420	1,198	462	1,660	454							24%	24%

Immunoscience	41	55	96	60	156	75	231	87							112%	112%
Orencia	41	55	96	60	156	75	231	87							112%	112%

NUTRITIONALS	606	620	1,226	675	1,901	670	2,571	703							16%	16%
Enfamil	254	267	521	281	802	280	1,082	290							14%	14%

CONVATEC	254	286	540	292	832	323	1,155	290							14%	14%
Ostomy	130	150	280	147	427	167	594	143							10%	10%
Wound Therapeutics	107	119	226	126	352	136	488	122							14%	14%

*	In excess of +/- 200%
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008							% Change		% Change in U.S. Total Prescription***
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$2,363	$2,679	$5,042	$2,781	$7,823	$2,985	$10,808	$2,913							23%	23%

PHARMACEUTICALS	1,944	2,243	4,187	2,302	6,489	2,503	8,992	2,459							26%	26%

Cardiovascular	1,045	1,279	2,324	1,316	3,640	1,426	5,066	1,367							31%	31%
Plavix	787	1,015	1,802	1,080	2,882	1,178	4,060	1,139							45%	45%	78%	78%
Avapro/ Avalide	163	170	333	176	509	183	692	174							7%	7%	-7%	-7%
Pravachol	57	47	104	17	121	18	139	15							-74%	-74%	-82%	-82%

Virology	319	323	642	328	970	371	1,341	378							18%	18%
Reyataz	143	138	281	141	422	165	587	160							12%	12%	12%	12%
Sustiva Franchise (a)	144	147	291	151	442	162	604	175							22%	22%	15%	15%
Baraclude	17	20	37	22	59	29	88	29							71%	71%	59%	59%

Oncology	182	187	369	208	577	230	807	237							30%	30%
Erbitux	158	160	318	183	501	182	683	185							17%	17%	N/A	N/A
Taxol	4	4	8	1	9	5	14	—							-100%	-100%	N/A	N/A
Sprycel	10	14	24	17	41	17	58	20							100%	100%	49%	49%
Ixempra	—	—	—	—	—	15	15	25							—	—	N/A	N/A

Affective (Psychiatric) Disorders	305	333	638	346	984	373	1,357	359							18%	18%
Abilify (b)	293	322	615	329	944	361	1,305	348							19%	19%	14%	14%

Immunoscience	40	53	93	57	150	66	216	73							83%	83%
Orencia	40	53	93	57	150	66	216	73							83%	83%	N/A	N/A

NUTRITIONALS	274	275	549	304	853	275	1,128	288							5%	5%
Enfamil	171	177	348	195	543	179	722	183							7%	7%	N/A	N/A

CONVATEC	78	93	171	94	265	106	371	87							12%	12%
Ostomy	34	41	75	42	117	47	164	32							-6%	-6%	N/A	N/A
Wound Therapeutics	32	36	68	38	106	43	149	34							6%	6%	N/A	N/A

**	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Total Company sales.
***	The estimated total U.S. prescription change for the retail and mail order channels are calculated based on Next-Generation Prescription Services (NGPS) data on a weighted-average basis. NGPS data is provided by IMS Health, a supplier of market research for the pharmaceutical industry. The weighted-average basis reflects the fact that mail order prescriptions include a greater volume of product supplied compared to retail prescriptions, which on average are 90 days for mail order and 30 days for retail. The calculation is derived by multiplying NGPS mail order prescription data by a factor that approximates three and adding to this the NGPS retail prescriptions.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL** NET SALES FROM CONTINUING OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2007							2008							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Continuing Operations	$1,954	$2,078	$4,032	$2,112	$6,144	$2,396	$8,540	$2,268							16%	16%

PHARMACEUTICALS	1,513	1,608	3,121	1,624	4,745	1,885	6,630	1,729							14%	14%

Cardiovascular	430	484	914	477	1,391	512	1,903	457							6%	6%
Plavix	151	174	325	174	499	196	695	169							12%	12%
Avapro/ Avalide	107	127	234	133	367	145	512	131							22%	22%
Pravachol	78	85	163	69	232	72	304	58							-26%	-26%

Virology	271	285	556	319	875	381	1,256	356							31%	31%
Reyataz	120	116	236	132	368	169	537	137							14%	14%
Sustiva Franchise (a)	82	86	168	86	254	98	352	98							20%	20%
Baraclude	28	39	67	50	117	70	187	79							182%	182%

Oncology	173	173	346	194	540	215	755	199							15%	15%
Erbitux	2	2	4	2	6	3	9	2							—	—
Taxol	107	91	198	101	299	109	408	94							-12%	-12%
Sprycel	11	21	32	29	61	39	100	46							*	*
Ixempra	—	—	—	—	—	—	—	—							—	—

Affective (Psychiatric) Disorders	103	125	228	121	349	138	487	139							35%	35%
Abilify (b)	73	90	163	91	254	101	355	106							45%	45%

Immunoscience	1	2	3	3	6	9	15	14							*	*
Orencia	1	2	3	3	6	9	15	14							*	*

NUTRITIONALS	332	345	677	371	1,048	395	1,443	415							25%	25%
Enfamil	83	90	173	86	259	101	360	107							29%	29%

CONVATEC	176	193	369	198	567	217	784	203							15%	15%
Ostomy	96	109	205	105	310	120	430	111							16%	16%
Wound Therapeutics	75	83	158	88	246	93	339	88							17%	17%

*	In excess of +/- 200%
**	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales does not tie to Total Company sales.
(a)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla.
(b)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

BRISTOL-MYERS SQUIBB COMPANY

NET SALES EXCLUDING ESTIMATED IMPACT OF LAUNCH OF GENERIC CLOPIDOGREL BISULFATE

($ in millions)

	TOTAL SALES			PLAVIX SALES
	2008	2007	% Change	2008	2007	% Change
	Q1	Q1	Qtr vs. Qtr	Q1	Q1	Qtr vs. Qtr
Worldwide Net Sales from Continuing Operations
Worldwide Net Sales from Continuing Operations as Reported	$5,181	$4,317	20%
Estimated Impact of Launch of Generic Clopidogrel Bisulfate	—	200 to 250	—

Worldwide Net Sales from Continuing Operations Excluding the Estimated Impact of Launch of Generic Clopidogrel Bisulfate	$5,181	$4,517 to $4,567	13% to 15%

Worldwide Pharmaceuticals Net Sales
Worldwide Pharmaceuticals Net Sales as Reported	$4,188	$3,457	21%	$1,308	$938	39%
Estimated Impact of Launch of Generic Clopidogrel Bisulfate	—	200 to 250	—	—	200 to 250	—

Worldwide Pharmaceuticals Net Sales Excluding the Estimated Impact of Launch of Generic Clopidogrel Bisulfate	$4,188	$3,657 to $3,707	13% to 15%	$1,308	$1,138 to $1,188	10% to 15%

U.S Pharmaceuticals Net Sales
U.S Pharmaceuticals Net Sales as Reported	$2,451	$1,932	27%	$1,139	$787	45%
Estimated Impact of Launch of Generic Clopidogrel Bisulfate	—	200 to 250	—	—	200 to 250	—

U.S Pharmaceuticals Net Sales Excluding the Estimated Impact of Launch of Generic Clopidogrel Bisulfate	$2,451	$2,132 to $2,182	12% to 15%	$1,139	$987 to $ 1,037	10% to 15%

BRISTOL-MYERS SQUIBB COMPANY

GROSS MARGIN FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2008
	Q1				TOTAL YEAR
Net Sales	$5,181				$5,181

Gross Profit
Gross Profit	$3,524				$3,524
Specified items*	96				96

Gross Profit Excluding Specified Items	$3,620				$3,620

Gross Margin%
Gross Margin%	68.0%				68.0%
Specified items*	1.9%				1.9%

Gross Margin% Excluding Specified Items	69.9%				69.9%

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR
Net Sales	$4,317	$4,757	$4,893	$5,381	$19,348

Gross Profit
Gross Profit	$2,977	$3,265	$3,324	$3,564	$13,130
Specified items*	16	13	17	133	179

Gross Profit Excluding Specified Items	$2,993	$3,278	$3,341	$3,697	$13,309

Gross Margin%
Gross Margin%	69.0%	68.6%	67.9%	66.2%	67.9%
Specified items*	0.3%	0.3%	0.4%	2.5%	0.9%

Gross Margin% Excluding Specified Items	69.3%	68.9%	68.3%	68.7%	68.8%

*	Please refer to the Specified Item tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

RESEARCH AND DEVELOPMENT EXPENSES FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2008
	Q1				TOTAL YEAR
Research and Development Expenses	$795				$795
Specified items*	20				20

Research and Development Expenses Excluding Specified Items	$775				$775

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR
Research and Development Expenses	$791	$767	$816	$1,138	$3,512
Specified items*	80	17	60	235	392

Research and Development Expenses Excluding Specified Items	$711	$750	$756	$903	$3,120

*	Please refer to the Specified Item tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

MARKETING, SELLING AND ADMINISTRATIVE EXPENSES FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2008
	Q1				TOTAL YEAR
Marketing, Selling and Administrative Expenses	$1,223				$1,223

Specified items*	15				15

Marketing, Selling and Administrative Expenses Excluding Specified Items	$1,208				$1,208

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR
Marketing, Selling and Administrative Expenses	$1,133	$1,187	$1,192	$1,343	$4,855
Specified items*	—	—	—	13	13

Marketing, Selling and Administrative Expenses Excluding Specified Items	$1,133	$1,187	$1,192	$1,330	$4,842

*	Please refer to the Specified Item tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

EFFECTIVE TAX RATE FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2008
	Q1				TOTAL YEAR
Provision for Income Taxes
Provision for Income Taxes	$359				$359

Specified items*	33				33

Provision for Income Taxes Excluding Specified Items	$392				$392

Earnings Before Minority Interest and Provision for Income Taxes	$1,290				$1,290

Earnings Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$1,464				$1,464

Effective Tax Rate
Effective Tax Rate	27.8%				27.8%

Effective Tax Rate Excluding Specified Items	26.8%				26.8%

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR
Provision for Income Taxes
Provision for Income Taxes	$68	$235	$323	$177	$803

Specified items*	79	5	(82)	70	$72

Provision for Income Taxes Excluding Specified Items	$147	$240	$241	$247	$875

Earnings Before Minority Interest and Provision for Income Taxes	$852	$1,079	$1,342	$261	$3,534

Earnings Before Minority Interest and Provision for Income Taxes Excluding Specified Items	$985	$1,104	$1,166	$1,118	$4,373

Effective Tax Rate
Effective Tax Rate	8.0%	21.8%	24.1%	67.8%	22.7%

Effective Tax Rate Excluding Specified Items	14.9%	21.7%	20.7%	22.1%	20.0%

*	Please refer to the Specified Item tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM CONTINUING OPERATIONS BEFORE MINORITY INTEREST AND INCOME TAXES

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2008
	Q1				TOTAL YEAR
Earnings Before Minority Interest and Provision for Income Taxes	$1,290				$1,290

Specified items:
Productivity Transformation Initiative	113				113
Milestone payments	20				20
Litigation matters	16				16
Auction rate securities impairment	25				25

Subtotal	174				174

Earnings Before Minority Interest and Provision for Income Taxes
Excluding Specified Items	$1,464				$1,464

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings Before Minority Interest and Provision for Income Taxes	$852	$1,079	$1,342	$261	$3,534

Specified items:
Productivity Transformation Initiative	—	—	—	292	292
Auction rate securities impairment	—	—	—	275	275
Upfront and milestone payments and acquired in-process research and development	80	17	60	235	392
Litigation matters	—	14	(6)	10	18
Downsizing and streamlining of worldwide operations	53	20	17	54	144
Gain on sale of properties and product assets	—	(26)	(247)	(9)	(282)

Subtotal	133	25	(176)	857	839

Earnings Before Minority Interest and Provision for Income Taxes
Excluding Specified Items	$985	$1,104	$1,166	$1,118	$4,373

BRISTOL-MYERS SQUIBB COMPANY

NET EARNINGS FROM CONTINUING OPERATIONS

EXCLUDING SPECIFIED ITEMS

($ in millions)

	2008
	Q1				TOTAL YEAR
Net Earnings from Continuing Operations	$701				$701

Specified items:
Productivity Transformation Initiative	113				113
Milestone payments	20				20
Litigation matters	16				16
Auction rate securities impairment	25				25

	174				174
Income taxes on items above	(33)				(33)

Subtotal	141				141

Net Earnings from Continuing Operations Excluding Specified Items	$842				$842

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR
Net Earnings/(Loss) from Continuing Operations	$643	$650	$808	$(133)	$1,968

Specified items:
Productivity Transformation Initiative	—	—	—	292	292
Auction rate securities impairment	—	—	—	275	275
Upfront and milestone payments and acquired in-process research and development	80	17	60	235	392
Litigation matters	—	14	(6)	10	18
Downsizing and streamlining of worldwide operations	53	20	17	54	144
Gain on sale of properties and product assets	—	(26)	(247)	(9)	(282)

	133	25	(176)	857	839
Income taxes on items above	(79)	(5)	82	(70)	(72)

Subtotal	54	20	(94)	787	767

Net Earnings from Continuing Operations Excluding Specified Items	$697	$670	$714	$654	$2,735

BRISTOL-MYERS SQUIBB COMPANY

DILUTED EARNINGS PER COMMON SHARE

EXCLUDING SPECIFIED ITEMS

	2008
	Q1				TOTAL YEAR *
Diluted Earnings per Common Share from Continuing Operations	$0.35				$0.35

Specified items:
Productivity Transformation Initiative	0.05				0.05
Milestone payments	0.01				0.01
Auction rate securities impairment	0.01				0.01

Subtotal	0.07				0.07

Diluted Earnings per Common Share from Continuing Operations Excluding Specified Items	$0.42				$0.42

	2007
	Q1	Q2	Q3	Q4	TOTAL YEAR *
Diluted Earnings/(Loss) per Common Share from Continuing Operations	$0.33	$0.33	$0.41	$(0.07)	$0.99

Specified items:
Productivity Transformation Initiative	—	—	—	0.12	0.12
Auction rate securities impairment	—	—	—	0.14	0.14
Upfront and milestone payments and acquired in-process research and development	0.03	0.01	0.01	0.12	0.17
Downsizing and streamlining of worldwide operations	0.02	0.01	0.01	0.02	0.06
Gain on sale of properties and product assets	—	(0.01)	(0.07)	—	(0.08)
Tax item	(0.02)	—	—	—	(0.02)

Subtotal	0.03	0.01	(0.05)	0.40	0.39

Diluted Earnings per Common Share Excluding Specified Items	$0.36	$0.34	$0.36	$0.33	$1.38

*	quarterly amounts may not add to the annual total due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

($ in millions)

Three months ended March 31, 2008

	Cost of products sold	Marketing selling and administrative	Research and development	Provision for restructuring, net	Other (income)/expense, net	Total
Productivity Transformation Initiative:
Downsizing and streamlining of worldwide operations	$—	$—	$—	$11	$—	$11
Accelerated depreciation and other shutdown costs	96	—	—	—	—	96
Process standardization implementation costs	—	15	—	—	—	15
Gain on sale and leaseback of properties	—	—	—	—	(9)	(9)

	96	15	—	11	(9)	113

Other:
Product liability	—	—	—	—	16	16
Milestone payments	—	—	20	—	—	20
Auction rate securities impairment	—	—	—	—	25	25

	$96	$15	$20	$11	$32	174

Income taxes on items above						(33)

(Increase)/Decrease to Net Earnings from Continuing Operations						$141

Three months ended March 31, 2007

	Cost of products sold	Research and development	Provision for restructuring, net	Total
Upfront payments	$—	$80	$—	$80
Downsizing and streamlining of worldwide operations	—	—	37	37
Accelerated depreciation	16	—	—	16

	$16	$80	$37	133

Income taxes on items above				(40)
Change in estimate for taxes on a prior year specified item				(39)

(Increase)/Decrease to Net Earnings from Continuing Operations				$54

BRISTOL-MYERS SQUIBB COMPANY

SELECT BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008	June 30, 2008	September 30, 2008	December 31, 2008
Cash, cash equivalents and marketable debt securities	$4,012	$4,646	$3,582	$2,225	$2,637
Short-term borrowings	241	256	1,879	1,891	1,781
Long-term debt	7,132	6,978	4,248	4,381	4,660

Net debt	$3,361	$2,588	$2,545	$4,047	$3,804

Receivables, net of allowances	$3,381	$3,632	$3,704	$4,240	$4,541

Stockholders’ equity	10,261	10,762	11,153	10,562	10,561

Capital expenditures and capitalized software (for the quarter ended)	202	206	185	248	250

BRISTOL-MYERS SQUIBB COMPANY

2008 FULL YEAR PROJECTED DILUTED EPS FROM CONTINUING OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2008
Projected Diluted Earnings per Common Share	$1.36 to $1.46
Projected Specified Items:
Productivity Transformation Initiative	0.20
Upfront and milestone payments	0.02
Auction rate securities impairment	0.01
Product Liability	0.01

Total	0.24

Projected Diluted Earnings per Common Share Excluding Specified Items	$1.60 to $1.70

Gross Margin/Research and Development/Marketing, Selling and Administrative/Tax Rate Projections Excluding Specified Items

Gross margin on a GAAP basis for the three months ended March 31, 2008 was 68.0%, which included specified items of $96 million and had a 1.9% adverse impact on gross margin in aggregate. On a non-GAAP basis, for the three months ended March 31, 2008 gross margin was 69.9%. On a non-GAAP basis, based on historical trends in 2007 and the first quarter of 2008 the Company projects gross margin for the full year 2008 to be essentially flat compared to 2007, and continued improvement in its pharmaceutical margins for 2008 to 2010 driven by rationalization of its manufacturing network. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See Gross Margin non comparable tab.

Research and development expenses on a GAAP basis for the three months ended March 31, 2008 were $795 million, which included specified items of $20 million. On a non-GAAP basis, for the three months ended March 31, 2008 research and development expenses were $775 million. On a non-GAAP basis, based on historical trends in 2007 and the first quarter of 2008 the Company projects research and development expenses for the full year 2008 to increase in the mid single digit range compared to 2007. The Company projects 2008 to 2010 growth to also be in the mid single digit range. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See R&D non comparable tab.

Marketing, selling and administrative expenses, on a GAAP basis for the three months ended March 31, 2008 were $1,223 million, which included specified items of $15 million. On a non-GAAP basis, for the three months ended March 31, 2008 marketing, selling and administrative expenses were $1,208 million. On a non-GAAP basis, based on historical trends in 2007 and the first quarter of 2008 the Company projects marketing, selling and administrative expenses, for the full year 2008 to be flat compared to 2007, and remain flat from 2008 to 2010. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See MS&A non comparable tab.

The effective tax rate on a GAAP basis for the three months ended March 31, 2008 was 27.8%, which included specified items of $33 million in the tax provision, and had a 1.0% adverse impact on the effective tax rate in aggregate. On a non-GAAP basis, for the three months ended March 31, 2008 effective tax rate was 26.8%. On a non-GAAP basis, based on historical trends in 2007 and the first quarter of 2008 the Company projects effective tax rate for the full year 2008 to increase to approximately 24%. The Company projects the effective tax rate for 2009 and 2010 to increase from 2008 levels. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See Tax Rate non comparable tab.

The GAAP results for the full year 2008 would include specified items that may occur and impact results, including restructuring and other charges related to implementation of the Productivity Transformation Initiative. The productivity initiative is expected to generate approximately $1.5 billion in cost reductions and avoidance on a pre-tax basis versus the company's previous strategic plan for 2010. Costs associated with the implementation of the Productivity Transformation Initiative are estimated to be between $0.9 billion to $1.1 billion on a pre-tax basis, with approximately $500 million expected to be incurred in 2008. The ultimate timing of the recording of the charges cannot be predicted with certainty and will be affected by the occurrence of triggering events for expense recognition under GAAP, among other factors. The GAAP results for the full year 2008 could also include charges and recoveries relating to significant legal proceedings, debt retirement costs and other charges related to new transactions, upfront and milestone payments, copromotion or alliance charges and charges for in-process research and development related to new external development transactions, gains or losses from asset disposals, other restructuring activities, impairments to marketable securities and significant tax events. For a fuller discussion of certain of the litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The First Quarter of 2008, April 24, 2008, including “2008 Guidance” and “Use of Non-GAAP Financial Information” therein.

On a non-GAAP basis, the Company projects 2008-10 compounded growth rate in earnings per share from continuing operations to be at least 15% compared to 2007. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on earnings per share.